SERVICES AGREEMENT
                               -----------------------------------

THIS  dated  for  reference  day  of  August,  10  1999.
BETWEEN:

DR. RONALD DENIS, a doctor residing at 33 Kindersley St., Town of Mont-Royal, Quebec, H3R 1P8, Canada

(Referred  to  as  the  "Doctor")

AND:

GLOBALNETCARE, INC., a corporation incorporated under the laws of the State of Florida with an office at 2000 McGill College, Suite 950, Montreal, Quebec, H3A 3H3, Canada

(Referred  to  as  "GlobalNetCare")

WITNESSES  THAT  WHEREAS:

A. GlobalNetCare is in the business of operating a healthcare website, GlobaiNetCare.com (the "Website"), to provide users with, among other things, -individualized information, advice and support with respect to various health issues;

B. The Website is composed of multiple Health n Centers (each an Information Center), each dealing with specific health issues on a specialized and continual basis and each serviced by a team of doctors (the "Information Center Team") which updates and revises the Information Center on a regular basis-,

C. GlobalNetCare wishes to develop and implement an Information Center to deal with:

a)     trauma  related  injuries  and  conditions  (the "Trauma Net Center") and

b)     surgical  care  and  practice  (the  "Surgical  Information  Centre");

D.     As  part  of  the  Webster,  GlobalNetCare  will  assemble:

a) a team of medical specialists (the "Teleconference Team") to operate a teleconference whereby GlobalNetCare will link, by video teleconferencing over the Internet, various medical specialists with other physicians, interns, students, patients or other persons for the purpose of providing specialized medical diagnosis and treatment services in connection with various medical and health issues.

b) the Medical Policy Committee (MPG), consisting of doctors (each a MPC Member), will scrutinize, review and recommend  revisions,  deletions and addition, to the type

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

         of Information Center available on the Website and provide advice on other services to be provided by GlobalNetCare.

E. The Doctor possesses expertise in the diagnosis and treatment of trauma related injuries and conditions and surgical care and practice;

F.     GlobalNetCare  wishes  to  retain  the  Doctor  to:

a)     develop  and  implement  the  Trauma  Net  Center,

b)     assume  the  position  of  Co-chairman  of  the  Teleconference  Project,

c)     assume  the  position  of  member  of  the  Medical  Policy  Committee

d) provide GlobalNetCare with consulting services regarding various issues of clinical and surgical care, and

e) act as GlobalNetCare's agent for the negotiation of certain strategic alliances and contracts in connection with the Website

(the  "Services");  and

G. The Doctor has advised GlobalNetCare of his willingness, ability and desire to perform the Services;

THEREFORE in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows-


1. GlobalNetCare hereby engages the Doctor to provide, and the Doctor hereby agrees to provide the Services as set out in this Agreement as an independent adviser and consultant.

MATERIALS  FOR  THE  TRAUMA  NET  CENTER
---------------------------------------------------------------------

2. The Doctor shall provide to GlobalNetCare information and materials on the diagnosis and treatment of trauma related injuries and conditions (the "Trauma Materials"), suitable in form and content for integration Into GlobalNetCare's Pythian System, and satisfy-Ing such standards of professional ethics and practices as shall be applicable

3. GlobalNetCare shall have the right to review the Trauma Materials and to incorporate such amendments thereto as GlobalNetCare may, in its discretion, reasonably require, If GlobalNetCare, acting reasonably, satisfies itself as to the form and content of the Trauma Materials GlobalNetCare will provide written notice (the "Trauma Acceptance Notice") to the Doctor of its acceptance or rejection of same no later than the 14th business day following receipt of the Trauma Materials. If GlobalNetCare fails to provide either a rejection, a request for further Trauma Materials or the Trauma Acceptance Notice to the Doctor within such time limits, it shall be deemed to have accepted the Trauma Materials as of the first business day (the "Trauma Deemed Acceptance Date') next following the date on which the Trauma Acceptance Deadline occurs- For greater certainty, GlobalNetCare shall be deemed to have accepted the Trauma

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Materials  on  the earliest to occur of the Trauma Deemed Acceptance Date or the date of the Trauma Notice of Acceptance (such earlier date, the "Trauma Acceptance Date"), if it takes no other action.

4. For a period of five (5) years after the Trauma Acceptance Date, the Doctor shall be the Head of the Trauma Net Center Team and shall be responsible for the periodic review, maintenance and updating of the Trauma Materials to ensure that such Trauma Materials continue to meet such standards of professional ethics and practice as from time to time may be applicable.

APPOINTMENT  TO  BOARD  OF  DIRECTORS
------------------------------------------------------------------

5. GlobalNetCare shall, within thirty (30) days of execution of this Agreement, cause the Doctor to be appointed to the Board of Directors (the "GlobalNetCare Board") of GlobalNetCare to hold office until the Doctor resigns as a director or until the next annual general meeting of GlobalNetCare, whichever is earlier.

6.     The Doctor acknowledges that the GlobalNetCare Board is elected annually.

TELECONFERENCE  PROJECT
---------------------------------------------

7. GlobalNetCare hereby appoints the Doctor as a co-chairman of the Teleconference Project and the Doctor hereby accepts the appointment for the term of this agreement-

8. During the term of this Agreement and while acting as co-chairman of the Teleconference Project Team, the Doctor shall be responsible for the operation of the Project.

MEDICAL  POLICY  COMMITTEE
----------------------------------------------

9. GlobalNetCare hereby appoints the Doctor as a Member of the Medical Policy Committee and the Doctor hereby accepts such appointment for the term of this Agreement.

CONSULTING  SERVICES
-------------------------------------

10. During the term of this Agreement, the Doctor shall provide to GlobalNetCare twenty (20) hours per month of professional medical consulting services (the "Consulting Services") regarding various issues of clinical and surgical care as directed by GlobalNetCare.

STRATEGIC  ALLIANCES  AND  CONTRACTS
-----------------------------------------------------------------

11. The Doctor covenants that he shall, as agent for and on behalf of GlobalNetCare, use his best efforts to arrange alliance between GlobalNetCare and Lucent Technologies.

12. The Doctor covenants that he shall, as agent for and on behalf of GlobalNetCare, use his best efforts to arrange an alliance between GlobalNetCare and U.S.S.C.

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

COMPENSATION  FOR  SERVICES
--------------------------------------------------

13. As the Doctor's compensation for services, other than the Consulting Services, rendered under this Agreement, GlobalNetCare shall issue to the Doctor, as fully paid and non-assessable, four hundred and eighty hundred thousand (480,000) common shares in the capital of GlobalNetCare (the "Shares"). The Shares shall vest as to 200,000 Shares on the date of the execution of this Agreement and 280,000 Shares upon completion of agreements with Lucent Technologies, Guidant and U.S.S.C. or on each six (6) month anniversary of the date of this Agreement ("Vesting Dates") until all 480,000 Shares have been vested to the Doctor. The share certificates representing the first 200,000 Shares will be delivered by GlobalNetCare to the Doctor within thirty (30) days of execution of this Agreement. The remaining share certificates shall be delivered as to two (2) share certificates of 140,000 each on or before each of the Vesting Dates as analyzed above. If this Agreement is terminated for any reason, those Shares that have vested in the Doctor at the effective date of termination shall be deemed to have been earned by the Doctor and no claim for any additional shares, compensation, severance or consideration of any kind may be made by the Doctor- provided, however, that GlobalNetCare shall have the right to offset against any payment owing to the Doctor under this Agreement any damages, liabilities, costs or expenses suffered by GlobalNetCare by reason of the fraud, negligence or willful act of the Doctor, to the extent such right has not been waived by GlobalNetCare.

14. The Doctor acknowledges that the Shares have not been registered pursuant to the securities laws of any jurisdiction and are being issued pursuant to exemptions from registration contained in the Securities Act (Quebec) and the United States Securities Act of 1933, as amended (the "1933 Act"), and the Shares may only be sold in a jurisdiction in accordance with the restrictions on resale prescribed under the laws of the jurisdiction in which such shares are sold, all of which may vary depending on the jurisdiction.
Accordingly, the Shares will be subject to hold periods and other restrictions as is stipulated by applicable securities legislation, including those restrictions imposed on affiliates", as that term is defined in the 1933 Act.
GlobalNetCare agrees to add registration of any of the Shares issued to the Doctor to any other share registration that it may file with the SEC during the term of this Agreement,

15. As compensation for the Consulting Services rendered by the Doctor pursuant to this Agreement, GlobalNetCare shall pay to the Doctor an honorarium in the sum of US$3,500 per month payable monthly and effective as of the 1st of June 1999.

16 At all times during the term of this Agreement, the Doctor shall cause accurate books and records of all expenditures made by him in connection with the activities being performed for GlobalNetCare under this Agreement to be kept and keep all invoices, receipts and vouchers relating thereto. If a special expense is required, GlobalNetCare may give the Doctor prior approval of -its willingness to reimburse for particular expenses. GlobalNetCare must provide such consent in writing prior to the expense being incurred.

17. In performing services hereunder, the Doctor shall be an independent contractor and not an employee or agent of GlobalNetCare, except that the Doctor shall be the agent of GlobalNetCare solely in circumstances where the Doctor must be the agent to carry out his obligations as set forth in this Agreement.

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18.     Nothing  on  this  Agreement  shall  be  deemed to require the Doctor to provide his services exclusively to GlobalNetCare and the Doctor hereby acknowledges that GlobalNetCare is not required and shall not be required to make any remittances and payments required of employers by statute on the Doctor's behalf and the Doctor or any of his agents or employees shall not be entitled to any benefits Provided by GlobalNetCare to its employees.

19.     The  Doctor  warrants  and  represents  to  GlobalNetCare  that:

a)     he  is  duly licensed to practice Medicine in the Province of Quebec; and

b) the Materials and any updates thereto will be original works prepared solely by the Doctor and will not infringe the copyright or other intellectual property rights of any other party.

19.     GlobalNetCare  represents  and  warrants  to  the  Doctor  that  it:

a) is a corporate duly incorporated and validly existing under the laws of State of Florida;

b) has the corporate capacity to enter into this Agreement and has taken all of the necessary steps to authorize the execution thereof; and

c)     is  authorized  to  issue  and  deliver  to  the  Doctor  the  Shares.

20. GlobalNetCare shall hold harmless and indemnify the Doctor, his successors and assigns, from and against any and all liabilities, costs, damages, expenses and lawyers" fees resulting from or attributable to the use of the Materials or any updates thereto by GlobalNetCare. GlobalNetCare agrees to obtain adequate insurance coverage for such liabilities, costs, damages, expenses and lawyers' fees attributable to the use of the Materials or any updates thereto. The Doctor shall be named insured under these policies.

2l. This Agreement may be terminated by the Doctor by giving GlobalNetCare 60 days written notice of such termination- This Agreement may be terminated by GlobalNetCare for non-performance or breach of contract by the doctor. The term of this Agreement is five (5) years from the date first indicated above.

22. In the event that the Doctor ceases to carry out his duties and perform the services hereunder, or if the Doctor resign unilaterally and on his own initiative from all of his positions hereunder, this Agreement shall be deemed to be terminated by the Doctor as of the date of such cessation of Duties or such resignation, and GlobalNetCare shall have no further obligations-

23 Upon termination of this Agreement after delivery of the Acceptance Notice for any reason, the Doctor shall upon receipt of the Shares, promptly deliver the following in accordance with the directions of GlobalNetCare all documents pertaining to GlobalNetCare or this Agreement, including but not limited to, all books of account, corresponding and contracts.

24, All Materials, updates to Materials or reports, documents, concepts, products and processes together with any marketing schemes, business contracts, or any business opportunities prepared, produced, developed, or acquired, by or at the direction of the Doctor, directly or

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

indirectly, in connection with or
otherwise developed by the Doctor in accordance with this Agreement (collectively, the 'Work Product") shall unless rejected, belong exclusively to GlobalNetCare which shall be entitled to all right, interest, profits or benefits inn respect thereof. No copies, summaries or- other reproductions of any Work Product shall be made by the Doctor or any of his agents or employees without the express permission of the GlobalNetCare.

25- The Doctor shall not, except as authorized or required by his duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of GlobalNetCare, which may come to the knowledge of the Doctor during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to the Doctor and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to GlobalNetCare's business or may be likely so to do.

25. The Doctor shall use his best efforts to comply with such directions, as GlobalNetCare shall make to ensure the safeguarding or confidentiality of all information, GlobalNetCare may require that any agent or employee of the Doctor execute an agreement with GlobalNetCare regarding the confidentiality of all such information.

26. Each party shall at any time, and from time to time hereafter, take any and all steps and execute, acknowledge and deliver to the other party any and all further deeds, instruments and assurances that the other party may reasonably require for the purpose of giving full force and effect to the provisions of this Agreement-

28.     This  Agreement  shall  not  be  assignable.

29. This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

30. This Agreement all matters arising thereunder shall be construed under and governed by the laws of the Province of Quebec and the laws of Canada applicable therein.

31. The heading of the sections and subsections herein are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

32. This Agreement shall not be amended or otherwise modified except by a written notice of even date herewith or subsequent hereto signed by both parties.

33. All notices, requests and communications required or permitted hereunder shall be in writing and shall be sufficiently given and deemed to have been received upon personal delivery or, if mailed, upon the first to occur of actual receipt or forty-eight (48) hours after being placed in the mail, postage prepaid, registered or certified mail, return receipt requested, respectively addressed to the Doctor or GlobalNetCare as follows:

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The  Doctor.-

          Dr.  Ronald  Denis
          33  Kindersley
          ---------------------
          Ville  Mont-Royal,  Quebec,  H3R  1P8
          ----------------------

Fax  Number:  (514)  738-8122

 GlobalNetCare:

GLOBALNETCARE,  Inc.
2000  McGill  College,  Suite  950
Montreal,  Quebec,  H3A  3H3
Fax:  (514)  288  -  6309
Attention:  The  President

Or such address as may be specified in writing to the other party, but notice of a change of address shall be effective only upon the actual receipt.

34.     Time  is  of  the  essence.

35. This agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and' the same instrument.

36. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the day and year first above written,

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date first above written.
SIGNED,  SEALED  AND  DELIVERED  by  DR.RONALD  DENIS  in  the  presence  of:

/s/George  Tsoukas
----------------------------

Name
GEORGE  TSOUKAS                              [R.  DENIS]
------------------------------                              ----------------
Address                                                    Dr.  RONALD  DENIS
2000  McGill  College
-------------------------------
Montreal
-------------
Occupation
CEO  GLOBALNETCARE